STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
REVENUE:
Product sales	$ 235,240	$ 406,288
Shipping and delivery	4,425	38,654
Net sales	239,665	444,942
Cost of goods sold	194,406	336,187
GROSS MARGIN	45,259	108,755
OPERATING EXPENSES:
Research and development		3,300
Advertising and marketing	124,941	185,087
General and administrative expenses	457,100	426,450
Total operating expenses	582,041	614,837
Loss from operations	(536,782)	(506,082)
OTHER INCOME:
Change in fair market value of derivative liability	25,508
Total other income	25,508
OTHER EXPENSE:
Interest expense	(32,762)
Total other expense	(32,762)
Loss before income taxes	(544,036)	(506,082)
Net loss	$ (544,036)	$ (506,082)
Basic and diluted loss per common share	$ (0.01)	$ (0.01)
Basic and diluted weighted average shares outstanding	83,503,123	72,580,067